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PDC ENERGY, INC.
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On May 21, 2019, PDC Energy, Inc., provided the following materials to certain stockholders and may in the future send or use the same or substantially similar materials from time to time:

THE RIGHT CHOICE May 21, 2019

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act") and Section 21E of the Securities Exchange Act of 1934 ("Exchange Act") regarding our business, financial condition, results of operations and prospects. All statements other than statements of historical fact included in and incorporated by reference into this presentation are "forward-looking statements." Words such as expect, anticipate, intend, plan, believe, seek, estimate, schedule and similar expressions or variations of such words are intended to identify forward-looking statements herein. Forward-looking statements include, among other things, statements regarding future: production, costs, cash flows and returns; drilling locations, zones and growth opportunities; drill times; commodity prices and differentials; capital expenditures and projects, including the number of rigs employed, cash flows from operations relative to capital investments in crude oil and natural gas properties for 2019 and 2020 and anticipated operational improvements; midstream capacity and related curtailments; number of wells spud and TIL’d; average percentage working interest of wells; well costs; and average lateral lengths and working interests; leverage ratio; Delaware basin midstream monetization process; capital return programs. ADDITIONAL INFORMATION PDC has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). PDC SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by PDC with the SEC without charge from the SEC’s website at www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from PDC’s website at http://investor.pdce.com/sec-filings. CERTAIN INFORMATION REGARDING PARTICIPANTS PDC, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from PDC’s shareholders in connection with the matters to be considered at the 2019 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. THIRD PARTY INFORMATION Certain information contained herein, including but not limited to information identified as “Wall Street broker consensus” estimates, reflect the views of third parties as reflected in publicly available documents. Such information is included herein for illustrative purposes and does not necessary reflect the views of PDC. The above statements are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements contained in this presentation reflect our good faith judgment, such statements can only be based on facts and factors currently known to us. Forward-looking statements are always subject to risks and uncertainties, and become subject to greater levels of risk and uncertainty as they address matters further into the future. Throughout this presentation or accompanying materials, we may use the term “projection”, “outlook” or similar terms or expressions, or indicate that we have “modeled” certain future scenarios. We typically use these terms to indicate our current thoughts on possible outcomes relating to our business or the industry in periods beyond the current fiscal year. CFPS – Cash flow per share EUR – Estimated Ultimate Recovery FCF Margin – Free cash flow divided by capital investments LOE – Lease operating expenses 2 May 2019 Because such statements relate to events or conditions further in the future, they are subject to increased levels of uncertainty. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those under Item 1A, Risk Factors, made in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission ("SEC") for further information on risks and uncertainties that could affect our business, financial condition, results of operations and cash flows. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Commonly Used Definitions Bbl – Barrel Boe – Barrel of oil equivalent CAGR – Compound Annual Growth Rate EBITDAX – Earnings before interest, taxes, depreciation, amortization and exploration FCF – Free Cash Flow (cash flows from operations less capital investments) Leverage Ratio – as defined in our revolving credit facility agreement; similar to Debt to EBITDAX MM – Million MMcf – Million cubic feet Spud – To begin drilling; the act of beginning a hole SRL/MRL/XRL – Standard-(horizontal lateral of approx. 1 mile), Mid-(horizontal lateral of approx. 1.5 miles) and Extended-reach lateral (horizontal lateral of approx. 2 miles) TIL – Turn-in-line; a well turned to sales

The Right Assets – Dual Basin Strategy in Two Prolific Basins Core Wattenberg PDC is a best-in-class operator in the Wattenberg, which makes up >75% of the Company’s production and proved reserves • • Compared to 2015, PDC drilled ~18% more lateral feet with ~40% fewer rigs in 2018 ~30% improvement in MRL well costs over last 5 years • • • ~96,000 net acres1 ~100,000 Boe/d (40% oil)3 Delaware Basin • • Position acquired in 2016 PDC’s track record of well cost reductions and operational efficiency in the Wattenberg is already translating to Delaware development • • ~77% improvement in average drilling feet per day since 2017 40% improvement in average completion costs per foot since 1Q17 • • ~42,000 net acres2 ~25,000 Boe/d (42% oil)3 1 Niobrara & Codell only; 2 2018 Year-End net acreage count of ~51,400; Anticipated YE19 net acreage count of ~33,500; 3 1Q19 results 3 May 2019

PDC Energy – Positioned to Drive Long-Term Value for Shareholders • • • Top-tier asset positions in the Core Wattenberg and Delaware Basin Core Wattenberg wellhead returns among the best in the Lower 48 Delaware Basin positioned in the high-value core with long-term growth potential and significant upside The Right Assets • • • • • Focus on balancing sustainable free cash flow generation with profitable cash flow growth in excess of cost of capital PDC expects to achieve ~$240mm of free cash flow in 2019-2020 assuming $55 oil and $3.00 gas prices PDC’s free cash flow margin for 2019 and 2020 is expected to be among the best of the Company’s peers1 Announced sale of Delaware Basin midstream assets for total cash proceeds of ~$310mm Authorized stock repurchase plan of up to $200mm, while maintaining ability for additional return of capital programs The Right Strategy Highly regarded management team with track record of delivering on commitments Experienced independent Board of Directors with significant public board, large-scale operating and technical expertise as well as Colorado regulatory experience Track record of prudent decision making including management and the Board successfully pivoting the Company from diversified gas producer to a liquids-focused player in two of the highest return basins Recently approved enhancements to executive compensation to ensure further alignment with shareholder interests • • • The Right Team • Long Term Value for Shareholders 1 Based on Wall Street broker consensus estimates as sourced from FactSet 4 May 2019

The Right Strategy – Adapting to the Changing Landscape Developed Multi-Year Plan Focused to Achieve Specific Targets at $50 Oil & $3 Gas 1 Sustainable FCF PRI2ORITIE Target both G&A and LOE per Boe of < $3/Boe S 3 Emphasis on FCF Margin1 4 Solid Growth 1 Free cash flow divided by capital investment 5 May 2019 PDC is committed to being a best in class operator, governed by disciplined financial policy and solid returns for investors Debt-adjusted CFPS growth of >10% Production per share growth of >10% Return on Capital Average portfolio rate-of-returns of >50% Financial & Operational Discipline Achieve CF Neutrality at $45/Bbl Year-over-year growth in FCF of >$50mm Positioned to return capital to shareholders

The Right Strategy – Returning Capital to Shareholders Board approved program – Up to $200mm program, dependent upon market conditions Near-term value-creation – Execution of program with target completion date of December 31, 20201 Differentiated return of capital – Funded entirely through cash flow from operations Confidence in current inventory – Depth and quality of inventory enable years of sustainable FCF Maintain long-term flexibility – Positioned to consider additional future return of capital programs Value-creation – Long-term accretion through return of capital to shareholders 1 Repurchases under the program can be made in open markets, at the Company’s discretion and in compliance with Safe Harbor provisions or in privately negotiated transactions; program is not expected to be active until 3Q19. 6 May 2019 Key considerations in Stock Repurchase Program

The Right Results – Consistently Solid Relative TSR Performance Since Bart Brookman’s CEO appointment on January 1st, 2015, PDC has delivered solid relative TSR returns over the short-and long-term, despite unique regulatory challenges given its Colorado-based operations • • Beginning in August of 2018, PDC faced a Colorado regulatory initiative (Proposition 112), which would have drastically impeded PDC and other Colorado E&P companies from operating in Colorado The introduction of Proposition 112 in August of 2018 resulted in PDC’s Colorado peers trading down 60% through year end 2018 1 • Colorado peers 1 2 3 4 JAG XEC WPX PE (24%) (30%) (32%) (37%) 6 7 8 9 10 11 SM QEP MTDR CPE CDEV CRZO (38%) (41%) (42%) (44%) (51%) (51%) 13 14 OAS LPI (55%) (64%) Source: Company filings, FactSet as of 05/10/19 Note: TSR assumes reinvestment of any dividends received, and subsequent compounding on incremental dividends thereafter, as per FactSet 1 Includes XOG and SRCI; 2 2019 proxy peers as per PDC’s 2018 definitive proxy filed 04/17/19, peer set adjusted to remove NFX; JAG, XOG and CDEV TSR calculated since respective IPO dates 7 May 2019 15XOG(71%) 12SRCI(53%) 5(37%) #CompanyTSR 1-year TSR2 TSR since Bart Brookman's CEO appointment2 CompanyTSR CPE 46% PE 29% WPX 7% CDEV (0%) MTDR (2%) JAG (25%) XEC (35%) SM (59%) QEP (63%) LPI(66%) OAS (68%) CRZO (70%) XOG(80%) SRCI(54%) (9%)

The Right Governance – Corporate Governance Structured to Promote Accountability provides strong leadership and oversight of management thoughtful refreshment directors and officers are in compliance with ownership guidelines Source: PDC definitive proxy filed 04/17/2019; company filings. 8 May 2019 PDC’s corporate governance is in line with best practices and supports PDC’s commitment to shareholder value In 2015, PDC moved its jurisdiction of incorporation from Nevada to Delaware, a more shareholder-friendly venue Independent Board Leadership Independent Chairman Jeffrey C. Swoveland has decades of experience in E&P industry and Majority Independent Directors Seven of PDC’s eight directors are independent, and only independent directors serve on Board committees Continuous Board Refreshment Half of PDC’s directors have been added to the Board within the past five years, demonstrating PDC’s commitment to Strong Independent Oversight The majority of PDC’s directors have significant operating experience in the oil & gas industry Resignation Policy Any nominee in an uncontested election who receives more “withhold” votes than “for” votes must submit his or her resignation One Vote per Share PDC does not have any super-voting shares, in accordance with best practices Special Meetings Shareholders may call special meetings with 10% of the combined voting power Action by Written Consent Shareholders may take action by written consent in lieu of a meeting No Poison Pill We have no poison pill or shareholder rights plan Robust Share Ownership Guidelines PDC’s CEO must own 5x his salary in PDC stock; each non-employee director is expected to hold 5x his or her annual retainer; all Responsiveness to Shareholder Feedback For 2019, Board made material changes to executive compensation plan based on shareholder input; revised compensation structure reflects commitment to enhance management focus on investment yields, cost structure/G&A expense, and sustainable cash flow

The Right Team – Highly Experienced in Large-Scale E&P Operations and Colorado Regulations the Board Financial/accounting Midstream oil & gas Financial/accounting Oil & gas services Capital markets Source: PDC definitive proxy filed 04/17/2019 9 May 2019 PDC’s continually refreshed Board consists of independent and highly qualified directors who bring diversity of thought and experience to the Company The three PDC 2019 nominees Jeffrey C. Swoveland Anthony J. Crisafio Christina M. Ibrahim Randy S. NickersonDavid C. Parke Bart BrookmanMark E. EllisLarry F. Mazza Role: President & CEODirectorDirector Non-Executive Chairman ofDirectorDirectorDirectorDirector Independent: PDC Board tenure: 4 years2 years12 years 28 years13 years1 year2 years16 years Experience with Colorado regulations: Years of oil & gas experience non-PDC: > 30 years> 35 years-> 30 years-> 20 years> 30 years-Primary relevant expertise: Public company executive; Public company executive; Public company executive; Oil & gasOil & gasFinancial/accounting Public company executive;Legal/governance;Investment banking/ Years of experience in relevant expertise: > 30 years> 35 years> 28 years > 30 years> 30 years> 20 years> 30 years> 28 years Years of non-PDC board experience: -927 121---

The Right Team – PDC’s Slate of Directors Have Substantially More Experience Relative to Kimmeridge’s Director Nominees • • PDC’s nominees possess an incredible breadth of both industry and operational experience A vote for Kimmeridge’s slate removes CEO Bart Brookman as a Director, thus removing any management representation on the Board PDC nominees have the experience and skillset necessary to navigate the specific challenges that E&P companies operating in Colorado face while continuing to act in the best interest of shareholders • • A move that is highly unusual not only in the E&P space, but across industries for U.S. publicly listed companies Bart possesses a strong track record of delivering on commitments and has the full confidence of the Board PDC nominees Kimmeridge nominees Bart Brookman Mark E. Ellis Larry F. Mazza Ben Dell Alice Gould James Adelson ? ? Independent: • Over 93 years of expertise Public CEO / CFO experience: relevant to serving on a public Board Over 77 years of experience in Long-term public board experience: • the E&P space Significant understanding of the Colorado regulatory regime Extensive experience on other public company Boards Extensive public company E&P experience: • Significant large-scale operating experience: • Financial reporting expertise: 10 May 2019 Kimmeridge nominees have no significant public board or large-scale operating experience Kimmeridge’s Director slate would lead to substantial loss of diversity of thought and key E&P leadership experience

The Right Alignment – PDC Executive Compensation Demonstrates Strong Pay-for-Performance Alignment • Approximately 2/3rds of PDC executives’ pay consists of equity incentives that are highly correlated with the absolute and relative performance of PDC stock, ensuring strong alignment between executive pay and the interests of PDC stockholders *Absolute TSR through 12/31/2018 Performance award SARs Restricted stock Bonus Base salary 2016 - 2018 2017 - 2018 2018 $8,500 $80 $8,500 $80 $8,500 $80 $6,800 $6,800 $6,800 $60 $60 $60 $5,100 $5,100 $5,100 $40 $40 $40 $3,400 $3,400 $3,400 $20 $20 $20 $1,700 $1,700 $1,700 $0 $0 $0 $0 $0 $0 Target Realizable Target Realizable Target Realizable *2016 – 2018 Absolute TSR *2017 – 2018 Absolute TSR *2018 Absolute TSR Absolute TSR (2016-2018): (44%) Absolute TSR (2017-2018): (59%) Absolute TSR (2018): (33%) Relative TSR Rank: 39th %ile Relative TSR Rank: 43rd %ile Relative TSR Rank: 50th %ile Source: PDC definitive proxy filed 04/17/2019 11 May 2019 PDC Stock Price PDC Stock Price PDC Stock Price CEO Compensation CEO Compensation CEO Compensation Substantial Differences Between PDC’s Realizable and Proxy-reported Pay

The Right EH&S – Committed to Corporate Social Responsibility • • • • Full disclosure of Safety Data Sheets for employees, customers, suppliers, and others Extensive employee training on topics like defensive driving, personal protective equipment, spill prevention control & countermeasures, and fire protection PDC employees and contractors worked nearly one million hours in the first quarter of 2019 without a single injury 0 Wattenberg lost-time incidents in more than 460,000 employee hours worked over the past year We use solar panels to monitor and control remote well sites In the Delaware Basin, we are running our own power lines to displace engine use. And in the Wattenberg Field in Colorado, we are working with local power companies to contribute funds needed to upgrade electrical systems for the community and to reduce emissions $20 million Over the course of 5 years, PDC will spend roughly $20 million on additional air quality emission controls and programs. • • • Upon hiring, all field employees receive safety training followed by frequent continued education to reinforce safety knowledge Daily, weekly, and monthly safety meetings Annual and bi-annual recertification training, including CPR and First Aid Robust air quality compliance monitoring program that uses state-of-the-art emissions cameras Exploring new technologies around reduced tank facilities, which is expected to minimize emission sources and potential for spills Program to plug and abandon wells that have reached the end of production 260,000 Operational efficiencies and innovations in pipelines in our Texas and Colorado operations has allowed us to reduce truck traffic by 260,000 truck loads, per year • • • • 35 Field employees were trained on over 35 safety topics in 2018. 12 May 2019 PDC views Environment, Health & Safety (EHS) as an integral part of its business planning, development and decision-making processes. Responsible EHS performance is paramount to our success and the top priority of every employee Managing Climate Change Risk Continued Employee Training and Education Commitment to Environment Health and Safety

The Right Size – PDC’s G&A and Employee Headcount is Appropriately Sized for its Scale and Multi-Basin Presence • PDC’s G&A is solidly in line with peers when adjusted for capitalized G&A and stock-based compensation Kimmeridge proposal to cut $80mm of G&A fails to contemplate sustainability as a going concern public company and ignores necessary investments in systems, EHS and Colorado political/regulatory initiatives to preserve long-term shareholder value • When compared to production base and active well counts, PDC’s ~600 person employee base is appropriately sized for PDC’s two basin operations Unlike many peers, PDC does not employ large numbers of contractors which are not reflected in publicly reported employee counts for its peers • • Diversified peers Permian peers DJ peers Multi-basin peers Single-basin peers 1000 750 PDCE SM WPX 500 PE 250 CDEV JAG 0 0 50 100 150 Production (Mboe/d) 200 250 300 1000 750 CRZO WPX SM PDCE 500 250 $4.62 0 $4.86 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Active wells Source: FactSet as of 05/10/19, company filings; Note: All estimates based on Wall Street broker consensus as sourced from FactSet 1 Gross G&A includes capitalized G&A for CPE, MTDR, CRZO, XEC and SRCI; 2019E gross G&A estimated based on G&A expense as % of gross G&A for 2018A; 2 Assumes Kimmeridge’s stated reduction of $80mm in G&A and applies that reduction to the midpoint of PDC’s 2019 guidance; 3 Based on range of Company guidance for 2019E; 4 QEP broker consensus G&A adjusted for announced $54mm in expected one-time restructuring costs 13 May 2019 Employees Employees XEC OAS PE MTDRXOGQEP CDEV JAGCPESRCI XEC OAS QEP MTDRCRZOXOG CPE SRCI Kimmeridge 2020e demand2 $1.53 XEC SRCI CRZO SM CDEV WPX $2.17 $2.26 $2.27 $2.62 $3.09 $3.18 PDCE 2019e guidance3 $3.00 - $3.40 JAG PE XOG QEP 4 OAS CPE MTDR $3.29 $3.30 $3.70 $3.99 $4.22 Employee count is appropriately sized for scale and multi-basin operations 2019e Gross Cash and Non-Cash G&A1 ($ / Boe)

The Right Return of Capital Framework Return Opportunities – PDC Continues to Holistically Evaluate Appropriate Capital 2018 FCF2 2018 OCF Dividend as % of: 2018 OCF: 11%3 2% 2% No dividend 90% 10% Dividend dividend and yield in the ($616) PDCE RRC SM Source: FactSet as of 05/10/19 1 Companies included between $1-4bn market cap include: AR, CDEV, CNX, CPE, CRC, CRZO, DNR, GPOR, JAG, MGY, MTDR, OAS, PDCE, QEP, RRC, SM, SRCI, SWN, TALO, WLL 2 2018 FCF calculated as OCF less capex; 3 Assumes Kimmeridge’s demand of 4% dividend / share, equal to $101mm in aggregate (4% on current market capitalization of $2,527mm as of May 10, 2019) 14 May 2019 Kimmeridge is proposing the highest annual small cap universe $889 $991 $721 ($68) ($32) Those companies that do pay a dividend pay a very small % of operating cash flow AnnualAnnual dividend /dividendsDividend Company share paid ($mm) yield Credit rating $0.10$110.6%B1 / BB-$0.08$200.8%Ba2 / BB+ $1.50$1014.0%Ba3 / BB-Dividends represent small % of operating cash flow ($mm) No peers are at or near 4% dividend yield1 Implementing Kimmeridge’s dividend demand would not be a sound or sustainable financial policy

What Does Kimmeridge Really Want? By its own admission, Kimmeridge has repeatedly requested preferential inside access to PDC’s management, Board and non-public information under “wall cross arrangements” to “assist” the Company in exploring strategic alternatives Kimmeridge has indicated on multiple occasions its desire to become a larger shareholder in the Company via a share issuance to Kimmeridge to help fund M&A activity Kimmeridge has suggested that it would be willing to end its proxy campaign if PDC agreed to this preferential access, even stating so in their proxy: “The Kimmeridge team, in an effort to propose an interim resolution to the current solicitation activity, explained that we would be willing to take any required steps to move towards that resolution including receiving confidential information and therefore entering into a stand-still agreement” - Kimmeridge is a 5% shareholder of PDC; shareholders owning 95% of the Company would NOT have the preferential access requested by Kimmeridge were the Board willing to “settle” on these terms Kimmeridge also has other economic interests in the Permian Basin which have not been disclosed to the Company Kimmeridge has made limited public filings regarding its Permian Minerals fund - ? ? ? Does Kimmeridge really want representation on PDC’s Board, or are they using the proxy contest to push PDC to achieve scale through Kimmeridge’s own M&A agenda? Does Kimmeridge have other motivations beyond an interest in PDC to cause the Company to pursue strategic acquisitions in the Permian? Is Kimmeridge really focused on long-term value creation for PDC shareholders? 15 May 2019 The questions The facts We believe Kimmeridge is solely looking out for their own self-interest

The Right Conclusion – Kimmeridge’s Demands Lack Substance and Ignore PDC’s Top-Tier Track Record Peer leading operational performance Since Bart Brookman became CEO, PDC has delivered peer-leading returns on capital by Kimmeridge’s own analysis Clear track record of delivering on commitments Cut SG&A by $80mm or ~52% • • Results in unsustainable G&A / Boe of $1.53, 28% below closest peer in 2019 Industry-leading compensation framework Adopted new returns-based compensation criteria Executive realizable pay closely tied to TSR Initiate cash dividend with 4% yield • • No peer firm with a 4% dividend yield Strong Board and governance practices Follows industry “best practices” with 7 of 8 independent directors and separation of Chairman / CEO Current Directors have incredible breadth of industry and operational experience • Vote CEO Bart Brookman off the Board • Highly unusual governance outcome for a U.S. public company and unsupported by Bart’s track record of delivering on commitments 16 May 2019 PDC is positioned to deliver sustainable, long-term value for shareholders These demands ignore PDC’s track record and already strong governance Kimmeridge’s demands include only three actual recommendations

Corporate Governance – Reflection On Recent Proxy Advisor Publications • • Kimmeridge’s thesis is ever-changing and analytically flawed -“…disconcertingly large sections of [Kimmeridge’s] materials are indeed bogged down in self-contradicting perspectives and Key facts which ISS ignored in its analysis of PDC include: - The impact of Colorado regulatory initiatives on trading performance of PDC and its Wattenberg peers The incremental costs in 2018 of addressing Colorado regulatory initiatives as well as operating in two basins vs. a single basin PDC’s historical returns, particularly on a cash-on-cash basis, have outperformed peers unusually fluid methodologies which fail to mitigate what we - consider to be sound rebuttals from PDC” • Kimmeridge’s proposed plan is overly aggressive -“That Kimmeridge has also publicly advanced aggressive capital allocation initiatives and purportedly pushed to finance unspecified M&A activity by the Company hardly helps a case which is also tied to a short slate of nominees” Inconsistent use of peer sets underscores flawed methodology and self-serving analysis -“This perspective is owed in lesser degree to PDC’s more stable proxy peer set — which, to points raised by [Kimmeridge], has changed to an incremental degree year-over-year — and in much greater degree to what we would characterize as [Kimmeridge’s] rapidly changing and often contradictory arguments around the - • At the same time, ISS acknowledged serious concerns with the Kimmeridge plan for PDC: • - - - PDC’s cost metrics are close to the peer medians That a dividend may not be appropriate for PDC And that Kimmeridge’s continued pursuit of acquisitions in partnership with PDC is cause for concern most suitable benchmarks for PDC” Kimmeridge’s nominees are not compelling candidates -“…a slate of alternative candidates very light on scalable industry expertise and public board and executive experience. Thus, we are broadly unconvinced that investors would be better served • electing any of Kimmerid ge’s cand id a tes at this time ” 17 March 2019 At no point did ISS endorse Kimmeridge’s proposed plan for PDC ISS ignores key facts about PDC and is inconsistent in its recommendation We agree with the conclusions reached by Glass Lewis

The Right Choice – Support PDC Energy’s High-Quality Director Nominees PDC Energy has taken decisive steps to reposition its portfolio and is executing a long-term strategy to capitalize on the Company’s high-quality assets and operational capabilities to deliver superior returns for investors PDC Energy has clearly articulated its 2019 operating plan and 2020 outlook, which are centered on financial discipline, free cash flow generation, and profitable growth PDC Energy’s continually refreshed Board consists of independent and highly-qualified directors who bring diversity of thought and experience to the Company The Company’s three 2019 nominees bring significant experience in the E&P industry, with Colorado operations and regulatory / local relationships and at other public companies Kimmeridge has nominated three director nominees who have no significant public board or large-scale operating expertise. Kimmeridge’s ideas are self-serving, constantly changing, and display a lack of understanding of how to run a public company. Kimmeridge’s plan to cut SG&A to dangerous levels would threaten the stability of the Company and be fundamentally value-destructive. Kimmeridge is undertaking this proxy contest to use PDC Energy as a vehicle to pursue its own M&A agenda, which is not in the best interest of the Company and its shareholders. 18 May 2019 Vote on the WHITE proxy card today FOR PDC Energy’s nominees to protect the value of your investment NOT GOLD SUPPORT WHITE

APPENDIX

The Right Assets – Well-Positioned to Deliver Sustainable Free Cash Flow 20 May 2019 Delaware Basin •Robust inventory potential • Strong execution from development primarily targeting the Wolfcamp A and Wolfcamp B zones within PDC’s oilier Eastern and North Central areas •Focused on multi-well pads and long laterals to maximize capital efficiency • Applying experience and learnings from Wattenberg to Delaware Basin to lower costs and increase EURs Core Wattenberg •Third largest producer in one of the top rate-of-return horizontal oil plays in the U.S. •Consolidated acreage in rural Weld County minimizes surface usage, improves economics through long lateral development and reduces regulatory risks • Substantially de-risked through multiple years of successful development • Continuing to modify completion designs to access additional resources and drive lower costs through operational efficiencies

The Right Assets - Independent Third Parties Agree that PDC is a Differentiated Operator in the Wattenberg 120% and highest implied 100% 80% 60% 40% 20% 0% 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Developed Acreage Value ($/acre) Higher implied acreage value1 Source: RS Energy Group, 12/4/18 Note: Circle size determined by well count in evaluation period; economic estimates at $60 WTI and $2.75 HH for Niobrara; represents fully bounded Wattenberg wells drilled in the Niobrara from January 2017 until April 2018; valuation excludes Codell; all estimates are calculated using an average royalty rate of 18%; 1 Based on 10-year development plan 21 May 2019 Higher return development IRR (%) PDCE Superior returns acreage value NBL APC BCEISRCI Great Western HPR XOG Legend Circle size = well count Cub Creek Independent 3rd party analysis highlights PDC’s best in class value-creating position in the Wattenberg

The Right Assets – 2019 Plan Significantly Enhances Efficiencies Core Wattenberg TILs by Lateral Length 2019 2018 SRL MRL XRL 139 TILs 110-125 TILs Net WI Lateral Feet (thousands) 8,000 6,000 4,000 2,000 0 YE17 2018 TILs YE18 1 DCP press release dated 2/11/19; 2 Reflects impact of 2018 strategic acreage trade 22 May 2019 85 DUCs ~1,500 Locations ~6,300’ Avg. Lateral 79% WI ~120 DUCs ~920 Locations2 ~8,250’ Avg. Lateral 85% WI 139 TILs •Capital investment of ~$500mm -Three rigs and one completion crew -SRL/MRL/XRL well costs of $3/$4/$5mm with spud to spud drill times of 5/7/9 days •Continued focus on capital efficiency -Long laterals -Increased working interests -Reduced surface locations •Planned third-party midstream expansions to unlock tremendous value -Expected steady growth for the remainder of 2019 -Plant 11: 200 MMcf/d – expected June 2019 start-up and an additional 100 MMcf/d bypass anticipated in 3Q191 -Plant 12: first phase expected in mid-2020

Core Wattenberg – Track Record of Operational Excellence Wattenberg Drilling Feet per Day (Per Rig) 2,775 3,000 2,000 1,000 0 2015 2016 2017 2018 # of rigs 5.0 3.7 3.8 3.0 Wattenberg Well Costs (MRL) ($mm) $6 $5.4 $4 $2 $0 2014 2015 2016 2017 2018 12Q019 # of TIL wells 110 - 1251 86 136 140 130 139 1 2019e guidance 23 May 2019 $3.8 1,400 PDC is the best-in-class operator in the Wattenberg Field •Focus on long-laterals and operating efficiencies drives consistent and material improvements in drilling feet per day •Compared to 2015, PDC drilled ~18% more lateral feet with ~40% fewer rigs in 2018 •~30% improvement in MRL well costs over last 5 years Continued Wattenberg well cost reductions, while improving frac design, are a testament to PDC’s operational excellence in the Basin

The Right Assets – Efficiency Gains & Commitment to Capital Discipline Core Wattenberg Well Costs Below Budget $5.0 $5.0 $4.0 $3.0 $2.0 SRL MRL XRL 2019 Budget 1Q19 Actual 24 May 2019 $mm $4.0 $4.8 $3.0$2.9 $3.8 Operational Efficiencies •Core Wattenberg – benefiting from consolidated acreage position •Track record as best-in-class operator -Continue to meet drill time expectations -Well costs ~5% below budget -Improved completions pace – ~10% ahead of schedule Remain Committed to Capital Discipline •Potential 2019 Implications -Potential to adjust timing of ‘frac holiday’ -Manage completion schedule and production profile •On track to meet full year 2019 capital investment guidance

The Right Assets – Steady Progress Towards Development Mode Delaware Basin TILs by Lateral Length 2019 2018 SRL MRL XRL 26 TILs 20-25 TILs Costs per Well – MRL/XRL $12.5 - $15.0 $16 $12 $8 $4 $0 2018 2019e 1 Gross operated inventory primarily targeting the WCA and WCB zones within PDC’s oilier Eastern and North Central areas; some locations are within untested target zones that may be subject to a higher degree of uncertainty or may depend on additional delineation testing; 2 XRL spud to rig release 25 May 2019 $mm ~2,400 lbs/ft ~160’ stage spacing ~36 Days2 $11.5 - $13.0 ~2,200 lbs/ft ~200’ stage spacing ~34 Days2 •Capital investment of ~$350mm -Includes ~$40mm of planned midstream investment -Project ~20% increase in lateral feet TIL’d compared to 2018 •Expect decreased average well costs due to modified completion design -Increased stage spacing -Additional benefits possible through pad drilling efficiencies, faster drill times, service cost reductions •Anticipate 2.5 rig pace and part-time completion crew -~2/3 of 2019 TILs focused in North Central -All 2019 TILs expected to be MRL or XRL •Inventory of ~365 identified locations with average lateral length of ~7,900’1

The Right Assets - PDC Wells Perform Favorably Relative to Other Delaware Basin Operators 239 236 236 235 229 226 222 218 213 210 208 204 202 192 186 182 181 167 166 164 159 156 153 142 141 140 136 133 132 128 126 125 125 124 119 118 118 118 110 110 102 98 97 95 89 Source: CapitalOne 10/09/18 study (DrillingInfo, COS Estimates) 1 COS type curves constructed from actual well production history based on monthly state data, as aggregated by Drillinginfo 26 May 2019 PDCE Wolfcamp A + B N Reeves MTDR Wolfcamp B XEC Wolfcamp B FANG Wolfcamp A MTDR Wolfcamp A REN Wolfcamp A WPX Wolfcamp B FANG Wolfcamp B REN Wolfcamp B REN AOl - All Operators XEC Wolfcamp A APC Wolfcamp A CRZO Wolfcamp A Reeves & Ward - Phantom APC Wolfcamp B WPX Wolfcamp A XEC 2nd Bone Spring HK Wolfcamp A + B Westetn Ward - W. Quito D CXO Wolfcamp B CRZO Wolfcamp B Reeves & Ward - Phantom APA Wolfcamp A XEC 1st Bone Spring + Avalon CXO Wolfcamp A HK Wolfcamp Central Ward - Monument Draw XEC 3rd Bone Spring LLEX Wolfcamp DVN 1st Bone Spring WPX Bone Spring MTDR 2nd Bone Spring PE Wolfcamp A EOG 3rd Bone Spring EOG 1st Bone Spring + Avalon CPE Wolfcamp A NBL Wolfcamp A EOG Wolfcamp A OXY Wolfcamp A OXY 2nd Bone Spring EOG 2nd Bone Spring CXO 3rd Bone Spring OXY Wolfcamp B CXO 2nd Bone Spring DVN 2nd Bone Spring CPE 3rd Bone Spring HK Wolfcamp A Pecos - Hackberry Draw DVN 1st Bone Spring + Avalon MRO 2nd + 3rd Bone Spring NBL Wolfcamp B CXO Avalon 182 PDCE Wolfcamp B E Reeves - Block 4 223 PDCE Wolfcamp A E Reeves - Block 4 259 Gross Boe EUR (Mboe) per 1K’ – 6:11 Independent third parties recognize the superior productivity of PDC’s wells in the Delaware Basin

The Right Assets - PDC Has Significantly Improved upon Kimmeridge’s Delaware Operations PDC vs Kimmeridge (Wells on same pad) 160,000 PDC Lost Saddle well performance 120,000 143% improvement by PDC 80,000 40,000 Kimmeridge Lost Saddle well performance 0 1 101 201 301 401 501 601 701 801 901 Days Online 27 May 2019 Cum Gross 2-phase BOE/1000' •Kimmeridge drilled only a limited number of parent wells designed to maximize near-term production without consideration for long-term development, typically using a lateral length of less than 5,000 feet •Kimmeridge well design was not appropriate for long-term operations in the Delaware Basin -Significant environmental investments were required to bring Kimmeridge operations up to regulatory, industry and PDC standards •Kimmeridge well costs of ~$9mm per well reflected less than 5,000 foot lateral lengths at a time when the Permian rig count was below 200; with growth in Permian rig count to 400, the industry witnessed significant service cost inflation in the Permian post the Arris acquisition How did Kimmeridge operate? •PDC is focused on full-field development and maximizing returns per section through increased lateral lengths and investment in midstream infrastructure -PDC increased average lateral length from 5,000 to 7,900 feet per well •Notwithstanding Kimmeridge’s statements regarding superior performance, on an apples-to-apples basis PDC has witnessed superior well performance relative to Kimmeridge -PDC’s Lost Saddle well drilled on the same pad displays 143% improvement in recoveries after 2 years when normalized for lateral feet How does PDC operate? Lost Saddle case study highlights PDC’s performance on equal basis

Delaware Basin – Systematic Efficiency Gains Since Acquisition Delaware Drilling Feet per Day (Per Rig) 925 1,000 800 600 400 200 0 2017 2018 1Q19 Average Completion Costs ($/ft.) $1,200 $981 $800 $400 e investment in other nology enhancements $0 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 28 May 2019 Began pad drilling $595 Earl y-tim tech 3D sei smic and 522 Steady improvements in Delaware Basin execution •Early-time investment in 3D seismic and other technology enhancements •Focus on increasing lateral lengths since Arris acquisition has led to enhanced operational efficiencies •~77% improvement in average drilling feet per day since 2017 •40% improvement in average completion costs per foot since 1Q17 Efficiency gains and cost reductions are clear indicators of improvement as PDC continues to successfully develop the Delaware

The Right Assets – Efficiency Gains & Commitment to Capital Discipline Delaware Basin Well Costs Below Budget $14.0 $13.0 $12.9 $12.0 $11.5 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 MRL XRL 2019 Budget 1Q19 Actual 29 May 2019 $mm $10.8 Operational Efficiencies •Delaware Basin – continued operational improvements -Faster drill times -More completion stages per day -Improved well costs -Strong well performance -Potential organic inventory expansion Remain Committed to Capital Discipline •Potential 2019 Implications -Faster drill pace leads to more spuds than budgeted -Substituting 4-well Buckskin pad for 7-well Tinman Project to offset incremental drilling costs -Limited impact to production in 2019 or 2020 •On track to meet full year 2019 capital investment guidance

The Right Assets – Basin Inventory Decline Driven by PDC Efficiency PDC Delaware Basin Inventory (Number of Delaware locations acquired) 785 se in Delaware acquisitions West-Culberson County locations Current locations (incl. drilled wells) Current locations (incl. drilled wells) Average 5,000’ lateral length Average 7,900’ lateral length 30 May 2019 (40) 70 well difference 675 ~60% i later 430 ncrea al lengt h High GOR, low return, and scattered acreage The benefits of efficiency gains PDC has realized through increasing lateral length are ignored by Kimmeridge in its misleading assertions concerning fewer Delaware Basin locations •Considering Kimmeridge’s limited drilling activity prior to acquisition, PDC initially focused attention on preserving leases through drilling, extending lateral lengths to maximize value and releasing acreage deemed uneconomic ->75% of acreage is now held by production -Average lateral length extended from 5,000 feet to 7,900 feet -40 heavily risked / high GOR wells on exploratory acreage in Western Culberson County were deliberately removed from location counts in the interest of inventory high-grading •Kimmeridge’s analysis of “disappearing” locations both mischaracterizes the facts and ignores the principles of lateral feet vs. nominal well counts -Drilled locations since acquisition total ~65 wells, including ~45 wells turned-in-line and 20 uncompleted wells, and are ignored by Kimmeridge in its analysis -Adjusting Kimmeridge’s analysis for the realized 60% increase in lateral lengths and adjusting for the 65 drilled locations show a well count decrease of only 70 wells, NOT the 420 wells inaccurately cited by Kimmeridge -70 wells removed from inventory generally characterized as high GOR, low return, and scattered geographically

The Right Strategy – Impairments Do Not Reflect Value Destruction • • Contrary to Kimmeridge’s statements, PDC has in fact been able to extract incremental value from its Delaware Basin acquisition At announcement of the transaction, Arris/Kimmeridge was valued at ~$1.6bn (inclusive of ~$120mm bolt-on acquisition) - - - - Due to accounting adjustments, the total accounting cost was written-up to ~$2.1bn at closing of the transaction More than 2/3 of the subsequent write down can be directly sourced to these initial non-cash accounting adjustments The remainder are directly related to conditions outside of PDC’s control including Waha gas price differentials and D&C cost inflation There have been no material impairments to PDC’s two core focus areas, which have outperformed initial expectations • PDC was actually able to create incremental value through the monetization of its Midstream assets - These assets were not allocated value in the original ~$1.6bn purchase price Delaware Basin Acquisitions ($mm) Excludes value of pending oil gathering $2,500 $2,100 $100 asset sale $400 $2,000 $1,500 $1,000 $500 $0 Original purchase priceAccounting for deferred tax liability Cost write-up for stock appreciation Carrying value at close of transaction Impairments Unlocked midstream value 31 May 2019 $1,600 $310+ ($800) Non-cash accounting write-ups

The Right Strategy – 2019 Plan Expected to Deliver Differentiating Results Adjusted Guidance to Reflect $55/Bbl WTI and $3/Mcf NYMEX Prices Adj. Cash Flow from Ops ($880 - $930mm) Capital Investment1 ($810 - $870mm) 1000 900 DE Midstream (~$40mm) 800 Oil & Gas 700 Investment ($770 - $830mm) 600 500 1 Does not include corporate capital of ~$20mm primarily related to installation of Enterprise Resource Planning systems 32 May 2019 2019 Guidance Overview •Plan targets free cash flow generation at $55/bbl oil -Capital investments ~$150mm lower than 2018 -Every $5/bbl change in NYMEX oil price adjusts anticipated cash flows by ~$40mm •Production growth of ~20% to 46 – 50 MMBoe -Oil production expected to be 41% – 45% of total -Steady growth anticipated through remainder of 2019 •Oil & Gas Investments – ($770 - $830mm) -Wattenberg – Plan to run 3 rigs and 1 completion crew -Delaware – 2.5 rig pace planned with a part-time completion crew •Focus on improved cost structure -LOE/Boe of $2.85 – $3.15 -G&A/Boe of $3.00 - $3.40

The Right Strategy – Prioritizing Free Cash Flow & Debt-Adj. Per Share Growth Adjusted Outlook to Reflect $55/$3 NYMEX Production and Leverage Ratio Outlook 80 70 60 50 40 30 20 10 0 2.0x Production Leverage Ratio 1.5x 1.0x 0.5x 0.0x 2018 2019e 2020e 1 Stock repurchase plan of up to $200mm with target execution by YE20, depending on market conditions; 2 Does not include corporate capital. Includes DE midstream capital investment of $77mm, ~$40mm and $0 in 2018, 2019e & 2020e, respectively; 3 Midpoint of cash flow deficit/FCF divided by midpoint of total capital investment. (2018 FCF Margin = -$176mm/$985mm = -18%); 4 Uses 2018 average share price of $51.48. Does not include DE midstream proceeds and/or stock repurchase plan 33 May 2019 MMBoe Leverage Ratio 2020 Considerations •Increase DUC count throughout 2019 -Ability to manage completions in 2020 •Additional Delaware Basin completions due to potential for operational efficiencies •Execute stock repurchase plan of up to $200mm1 through free cash flow from operating activities 2018 2019e 2020e Capital Investment (mm)2 $985 $810 - $870 $825 - $925 (Outspend)/FCF (mm) ($176) ~$65 ~$175 Free Cash Flow Margin3 (18%) ~8% > 20% Prod. Growth/Debt-Adj. Share4 ~20% > 20% > 20% NYMEX Pricing (Oil/Gas) $64.77/$3.09 $55/$3 $55/$3 Rig Count (WB/DE) 3/3 3/2.5 3/2 2019 Highlights •Commitment to capital discipline -Capital investments reduced ~$150mm from 2018 -Anticipate generating FCF of ~$65mm at $55 WTI •Improving balance sheet with steady production growth -Anticipate YE19 leverage ratio of ~1.3x at $55 WTI -Solid production growth per debt-adjusted share of > 20%

The Right Strategy – PDC Compares Favorably to its Peers on Measures of Development Efficiency • Contrary to Kimmeridge’s methodology for calculating recycle ratio, using an appropriate peer group and generally accepted methodologies for calculating recycle ratio shows PDC comparing favorably to its peer set • PDC has also illustrated a track record of steady improvements in operating margin while maintaining levels of upfront F&D costs $23.92 1 2 3 4 5 SRCI CPE PE CDEV CRZO 409% 370% 356% 296% 292% 2016 2017 2018 7 8 9 10 11 12 13 14 15 MTDR JAG WPX LPI QEP OAS XOG XEC SM 274% 241% 232% 204% 198% 197% 176% 168% 153% $8.49 $7.10 2016 2017 2018 Source: Company filings, FactSet as of 05/10/19; 1 Includes proved reserve acquisition costs; 2 Recycle ratio including proved acquisitions calculated as (Operating margin) / (F&D cost); Operating margin calculated as (Revenue - production taxes – transportation costs – LOE– G&A) / total production; F&D costs calculated as (Costs incurred in the acquisition, exploration and development of proved oil and gas properties) / (Change in Proved Reserves excl. effect of production) May 2019 34 $5.32 3-year average proved F&D costs below $7.00/boe PDC Proved F&D Costs ($/boe)1 6282% $19.14 $12.41 #CompanyRecycle ratio PDC Operating Margin ($/boe) 2016-2018 Recycle Ratio2

CORPORATE GOVERNANCE

The Right Team – Proper Mix of Skills and Experience to Drive Long Term Value Jeffrey C. Swoveland Anthony J. Crisafio Christina M. Ibrahim Randy S. Nickerson David C. Parke Source: PDC definitive proxy filed 04/17/2019 36 May 2019 The three PDC 2019 nominees bring the following attributes, furthering PDC’s diversity of thought and depth of knowledge: Over 93 years of combined expertise relevant to serving on a public Board, including extensive experience at other public companies Over 77 years of combined experience in the E&P industry Over 30 years of combined Colorado operational experience and regulatory / local relationships Totals77457845 Public CompanyOther PublicFinancial/Strategic PDC Energy Board of DirectorsIndependentExecutiveCompany BoardAccountingTransactions/M&ALegal/RegulatoryE&P OperationsOil & Gas Industry Bart Brookman Mark E. Ellis Larry F. Mazza PDC’s directors have significant expertise in areas that are essential to the Company’s success, including a combined 84 years of senior leadership in the oil & gas industry in addition to deep financial and regulatory experience

The Right Team – Continuous Refreshment Has Resulted in a Balanced Board of Directors • Rigorous, thoughtful selection criteria has produced a balanced, highly qualified Board, with each member bringing a complementary set of skills and expertise that aligns with the Company’s long-term strategic goals PDC’s Board members have a diverse range of experiences that are critical to the execution of the Company’s long-term strategic plan: 3 3 • - - - Public company executive experience Financial and accounting expertise Experience dealing with regulatory bodies and state/local governments in Colorado and Texas Experience in operationally-intensive roles 0-3 Years 4-12 Years 13+ Years 7 of 8 5 of 8 Directors are independent Directors have significant oil & gas industry experience Independent chairman has significant experience in E&P industry - • Five of eight PDC directors have direct and extensive operating experience in the oil & gas industry PDC’s Board and its committees conduct regular self-performance evaluations, and the directors conduct similar self-evaluations, to ensure that the Board is functioning efficiently 30+ years • Extensive cumulative non-PDC board experience 49 years Source: PDC definitive proxy filed 04/17/2019 37 May 2019 Strong independent board leadership provides oversight Directors have a balanced range of tenures Balanced Board with strong expertise in key functional areas

Corporate Governance – PDC’s Shareholder-Focused Pay-for-Performance Philosophy CEO All Other NEOs 14% • Annual incentive plan incorporates production, cash flow, and capital efficiency metrics that are critical to PDC’s strategic plan and highly correlated with shareholder value creation in the industry; metrics encourage capital discipline 21% 14% 62% 72% -Qualitative portion of the annual incentive plan also takes into account factors such as health & safety goals, year-end liquidity, estimated reserve replacement, successful resolution of political challenges, operational efficiency, and individual performance Base Salary Bonus Long-Term Incentives Base Salary Bonus Long-Term Incentives • Performance share units now comprise 50% of total LTI awards (up from 25%), and vest based on three-year relative TSR to align interests with shareholders and reward outperformance compared to peers -Payout capped in the event that TSR is negative over the performance period Time-vesting RSUs encourage retention and align executives’ interests with those of shareholders 2017 2018 25% 25% 50% 50% • 50% PSUs RSUs SARs PSUs RSUs Source: PDC definitive proxy filed 04/17/2019 38 May 2019 Revised LTIP structure increases % of performance-based units •AVERAGE SHAREHOLDER SUPPORT OF 95%+ ON ALL SAY ON PAY VOTES OVER THE PAST FIVE YEARS Compensation structure is designed to attract, retain, and motivate Equity represents a significant portion of direct compensation

Corporate Governance – Compensation Framework Ensures Further Shareholder Alignment • PDC’s executive compensation relative to price performance has historically performed very favorably vs. peers Shareholders have consistently and resoundingly approved of PDC’s executive compensation via “say on pay” votes ( 95+% average shareholder support over • past five years) 100% • PDC’s new 2019 metrics, free cash flow margin and debt adjusted cash flow per share (previously, cash flow per share), will further align management’s compensation with a continued commitment to capital efficiency in generating sustainable returns for investors - Free cash flow margin focus ensures capital discipline throughout commodity price cycles and positions the Company to generate sustained free cash flow for shareholder return programs Specifically, the free cash flow margin benchmark is structured such that changes in cash flow driven by fluctuation in commodity price is not rewarded or penalized 50% - - At year end oil prices are normalized to $55, mitigating any incentive to outspend capital in a higher price environment 0% - Debt-adjusted cash flow per share is strongly correlated to E&P performance and valuation and is an indicator that a Company’s projects translate to value for equity holders 0% 50% Relative TSR since Bart Brookman's CEO appointment 100% Source: Company filings, FactSet as of 05/10/19 Note: TSR assumes reinvestment of any dividends received, and subsequent compounding on incremental dividends thereafter, as per FactSet 1 2019 proxy peers as per PDC’s 2018 definitive proxy filed 04/17/19, peer set adjusted to remove NFX; JAG, XOG and CDEV TSR calculated since respective IPO dates 39 May 2019 Relative 2018 CEO Compensation Above average returns, average compensation PDC is a high performer with average pay Relative TSR vs. CEO compensation – 2019 proxy peers1 PDC continues to exhibit its commitment to alignment with shareholders

ANALYSIS OF KIMMERIDGE DEMANDS

Kimmeridge’s Changing Demands Highlight a Lack of Public Company Operating Experience Develop a plan to earning a return on average capital employed (ROACE) above PDC’s weighted average cost of capital (WACC) at $50/bbl and $3/mcf PDC is already a leader in proactively adopting a free cash flow and returns based financial framework 1 1 • • PDC’s annual ROACE metrics have generally exceeded peer averages each year since Bart Brookman became CEO PDC is appropriately focused on cash return metrics that are better suited to assess relative performance of the capital intensive E&P space (e.g. CROCI vs. ROACE) Added free cash flow margin and debt-adjusted cash flow per share to executive compensation framework • Cut SG&A by ~$80mm, amounting to 53% of 2019 guidance; a change from the original request of $84mm PDC’s SG&A levels are consistent with peers and are appropriately sized to accommodate safe and successful operations of the Company while driving future growth and maintaining financial discipline 2 2 • • • Targeting SG&A per Boe at or below $3.00, consistent with peers Q1 results have yielded a 12% improvement YoY on a Boe basis Cutting SG&A by $80mm is extreme and simply unsustainable as a going concern for a public company PDC will continue to seek out return of capital opportunities in the context of sustained and recurring quarterly free cash flow as evidenced by the Company’s announcement of a $200mm share repurchase program • Very few non-investment grade upstream companies with less than $4bn of market cap pay a dividend Return cash to shareholders, including proceeds from asset sales, and implement a sustainable 4% dividend Execute on the capital program without cost overruns 3 3 PDC is committed to capital discipline and has a track record of creating value 4 4 • • • • $150mm year-over-year reduction in capital investments Anticipate generating 2019 free cash flow of ~$65mm $55 WTI/$3.00 HH prices Q1 well costs in Wattenberg and Delaware below budget PDC has a history of meeting or exceeding its projections Evaluate strategic opportunities to build scale PDC understands the value of scale in the current strategic environment; the Board and management take a disciplined approach to evaluating transactions which create long-term value for shareholders • PDC believes Kimmeridge’s continued presence and involvement with the Company will continue to negatively impact the willingness of third parties to engage regarding potential transactions PDC’s existing Board is highly capable and brings diversity of thought and experience to the Company; any change in composition, particularly as it relates to Kimmeridge’s nominees, demonstrates the significant disconnect that exists between reality and Kimmeridge’s position and is simply unwarranted Kimmeridge’s private equity view of executive compensation promotes short-term thinking rather than long-term value creation. Additionally, tying almost exclusively to absolute TSR would inappropriately penalize or reward management for swings in commodity prices. PDC’s changes to its executive compensation framework continue to deepen the alignment between management and shareholders 5 5 Refresh Board with directors focused on creating value for all shareholders 6 6 Overhaul executive compensation to a private equity model 7 7 41 May 2019 PDC’s analysis Kimmeridge’s constantly changing demands

PDC Takes a Systematic Approach to Selection of Proxy Peers • Based on input from Meridian Compensation Partners LLC, a leading independent compensation consulting firm, PDC takes a systematic approach to proxy peer selection and annually refreshes the peer group to reflect changes relating to size (due in part to M&A), basins and other operating parameters - - This is an annual process and was undertaken independent of Kimmeridge’s activist campaign (unlike Kimmeridge’s self-serving analysis) Peer group to be utilized for determining 2019 compensation (“2019 proxy peers”) was modestly adjusted to remove companies who engaged in M&A (RSP Permian, Energen, Diamondback) and replaced with companies with similar asset bases - Centennial, Cimarex, Extraction and Jagged Peak were all added as 2019 proxy peers, 3 of whom are conceded to be “Good Comps” by Kimmeridge • Since entering the Permian in 2016, PDC has re-focused its peer group benchmark to reflect similarly-sized companies with Permian or DJ Basin operations - - Enterprise value range of $1.9 to $9.5bn, relative to PDC enterprise value of $3.8bn 2019e production range of 41 - 268 Mboe/d, relative to PDC production of 132 Mboe/d • Analysis used by ISS and Glass Lewis are supportive of its proxy peer selection - - In its 2017 report, ISS used 9 out of PDC’s 13 2016 proxy peers In their 2018 reports, ISS and Glass Lewis/Equilar used 13 out of PDC’s 14 2017 proxy peers PDC ISS Glass Lewis/Equilar Diversified peers Permian peers DJ peers $9.5 $9.0 $7.8 $3.2 $3.1 $2.9 $2.2 $2.1 $1.9 268 CNX Resources Murphy Oil Corporation Southwestern Energy Company Whiting Petroleum Chesapeake Energy Kosmos Energy Range Resources EP Energy Corporation 89 88 80 75 69 67 65 62 41 41 SRC Energy Source: FactSet as of 05/10/19, company filings; Note: All estimates based on Wall Street broker consensus as sourced from FactSet 1 Newfield Exploration Company not included in peer set 42 May 2019 159 132 130127 XECWPX PDCE PESMOASXOGQEPLPICDEV CRZOSRCIMTDRJAGCPE 2019 proxy peers by 2019e production (Mboe/d)1 $4.8$4.3$3.9 $3.8 $3.8$3.6 PEXECWPXOASSMMTDR PDCE QEPCDEVCPECRZOJAGXOGSRCILPI Diamondback Energy Callon Petroleum Energen Corporation Laredo Petroleum Newfield Exploration Company Parsley Energy RSP Permian WPX Energy Carrizo Oil & Gas Gulfport Energy Matador Resources Oasis Petroleum QEP Resources SM Energy Antero Resources Diamondback Energy Callon Petroleum Energen Corporation Laredo Petroleum Callon Petroleum Energen Corporation Laredo Petroleum Newfield Exploration Company Parsley Energy RSP Permian WPX Energy Carrizo Oil & Gas Gulfport Energy Matador Resources Oasis Petroleum QEP Resources SM Energy Cimarex Energy Parsley Energy RSP Permian WPX Energy Carrizo Oil & Gas Gulfport Energy Matador Resources Oasis Petroleum QEP Resources SM Energy 2017 proxy peers versus ISS and Glass Lewis/Equilar Peers 2019 proxy peers by enterprise value ($bn)1

Kimmeridge’s Ever-Changing Peer Group Analysis 1 • • Kimmeridge’s use of peer groups has been ever-changing, misleading and misguided from Day 1 Kimmeridge’s most recent attempt at a peer group is vastly different from peer groups used in its prior presentations (including one published on May 6); these earlier peer groups included many of the companies Kimmeridge now labels as “Bad Comps” Kimmeridge’s inclusion of Diamondback Energy ($20.4bn enterprise value) conveniently ignores the impact of size and scale on valuation and performances, themes which Kimmeridge has promoted in support of its campaign for Permian consolidation • - Diamondback also owns 54% of Viper Energy Partners, a $4.5bn market cap entity focused on royalties, a business segment not shared by PDC or the proxy peers PDC Peer Group Per Kimmeridge 5/10 filings Used in Kimmeridge March 7th custom peer group1 Used in Kimmeridge May 6th custom peer group2 Used in Kimmeridge May 6th recycle ratio analysis3 Good comp, per Kimmeridge 5/10 filing4 Used in PDC analysis CDEV XOG SRCI JAG QEP Source: Company filings; Note: NFX not included; 1 Refer to description of “Custom Peer Group” on page 13 of Kimmeridge’s 03/07/19 materials; 2 Refer to description of “Custom Peer Group” on page 48, disclosure 8 of Kimmeridge’s 05/06/19 materials; 3 Refer to Page 18 of Kimmeridge’s 05/06/19 materials; 4 Refer to Kimmeridge’s 05/10/19 materials; 5 LPI used for selected analyses 43 May 2019 SM WPX CPE ? MTDR Neutral CRZO XEC LPI 5 OAS PE

Kimmeridge’s Criticism of PDC’s Peer Group is Self-Serving, Misguided and Misleading 1 2-year 3-year Kimmeridge peer group (as filed 5/10/19) (34%) 25% Kimmeridge peer group (as adjusted by PDC)1 (40%) (9%) Original Kimmeridge 13D (2/22/19) PDC’s earnings call/operational update (2/27/19) Colorado SB-1812 (3/29/19) PDC’s 2019 guidance (2/11/19) (5 days following): Vs. PDC peer group 16% (1%) 6% 3% Source: FactSet as of 05/10/19, company filings; Note: All estimates based on Wall Street broker consensus as sourced from FactSet 1 Adjusted to exclude FANG, include JAG in 2-year performance, and include JAG, XOG and CDEV in 3-year performance; 2 Legislation regulating Oil & Gas in Colorado 44 May 2019 Kimmeridge’s characterization of PDC’s performance does not reflect reality Relative TSR Performance Absolute TSR Performance •In addition to its inclusion of Diamondback in the peer universe, Kimmeridge’s chart of relative price performance is deliberately misleading -Kimmeridge conveniently excludes certain companies from its 2 and 3 year analyses that went public during such periods; excluding Diamondback and adding those companies from their IPO date yields a very different answer – 2-year performance of (40%) vs. (34%) shown by Kimmeridge and 3-year performance of (9%) vs 25% shown by Kimmeridge -Kimmeridge claims that PDC’s outperformance since January 9 is due to its public activist campaign is not borne out by the facts and ignores other major developments impacting PDC’s relative performance -In fact, in the 5 days following Kimmeridge’s 13D filing on February 22, PDC underperformed its peer group by 1% -In contrast, in the 5 days following the release of PDC’s 2019 guidance on February 11, PDC outperformed its peer group by 16% -Similarly, in the 5 days following PDC’s February 27th earnings & operational releases, PDC outperformed its peer group by over 6% -In addition, in the 5 days following passage of Colorado SB-1814, which significantly changed the regulation of oil and gas development in the state, PDC outperformed the PDC peer group by 3%

PDC’s FCF Margin and CROCI Consistently Benchmark at the Top-End of PDC’s Appropriate Peer Set 1 • Free cash flow margin is a short-term metric which identifies relative profitability of a company’s asset base and the ability to drive free cash flow from capital spend In both 2019 and 2020, the market estimates PDC will outperform its peer set in free cash flow margin - • Wall Street broker consensus estimates suggest that the Company will outperform peers on cash return on capital investment (“CROCI”), which PDC believes is a better metric than ROACE to measure PDC’s cash return on investments over the long term and more accurately reflects returns on capital in the industry given differences in accounting methodologies By any measure, including ROACE as referenced by Kimmeridge’s analysis, PDC has outperformed and is expected to continue to outperform its peer set • (30%) (30%) 20% 22% 19% 11% 10% 12% 5% (3%) (1%) (5%) Source: FactSet as of 05/10/19; Note: All estimates based on Wall Street broker consensus as sourced from FactSet 1 FCF margin is defined as free cash flow divided by capital investment 45 May 2019 34% 26% PDCE (11%)(17%) XECSRCICRZOWPXQEPOASPESMXOGCPEJAGMTDRCDEV 2020e FCF margin1 30% 10% Diversified peersPermian peersDJ peers 2% 17%12%11% SRCIOASCRZOXEC PDCE (13%)(14%)(21%)(22%)(23%)(26%) WPXPEQEPSMCPEMTDRXOGCDEVJAG 2019e FCF margin1 PDC is Focused on Free Cash Flow Margin and CROCI to Drive Shareholder Value

PDC’s FCF Margin and CROCI Consistently Benchmark at the Top-End of PDC’s Appropriate Peer Set 1 1 SRCI 19% JAG 11% JAG 23% JAG 28% JAG 20% JAG 21% SRCI 14% SRCI 17% SRCI 14% 3 SM 13% PE 11% XOG 14% CDEV 15% WPX 14% 4 OAS 13% WPX 9% WPX 13% SRCI 14% 5 XOG 12% XOG 9% PE 10% PE 14% XOG 13% XOG 14% 6 CRZO 11% SM 9% MTDR 10% XOG 14% PE 13% PE 13% 7 CDEV 10% CRZO 9% CRZO 9% MTDR 12% CDEV 12% CDEV 13% 8 MTDR 10% OAS 7% WPX 9% WPX 12% CRZO 12% MTDR 11% 9 JAG 9% SRCI 6% CDEV 9% CRZO 10% SM 10% SM 11% 10 PE 9% MTDR 5% OAS 8% OAS 10% MTDR 10% CRZO 9% 11 WPX 9% CPE 5% SM 7% QEP 10% OAS 9% OAS 9% 12 XEC 5% QEP 5% XEC 7% SM 10% XEC 8% XEC 8% 13 QEP 4% CDEV 4% CPE 7% XEC 8% CPE 7% CPE 8% 14 CPE 3% XEC 4% QEP 6% CPE 8% QEP 7% QEP 8% Source: FactSet as of 05/10/19; Note: All estimates based on Wall Street broker consensus as sourced from FactSet Note: CROCI defined as EBITDAX minus cash taxes divided by average gross PP&E 46 May 2019 14% 12% 14% 15% 11% 215% CompanyValue CompanyValue CompanyValue CompanyValue CompanyValue #CompanyValue 2020e CROCI 2019e CROCI 2018 CROCI 2017 CROCI 2016 CROCI 2015 CROCI

CROCI provides a better measure of cash returns on investment than ROACE, which can be skewed by accounting methodology 1 Successful Efforts Accounting Full Cost Accounting PDCE (successful efforts) 23% 12% 12% 10% 9% 8% 14% 6% 6% 13% 5% 5% 13% 12% 4% 11% 10% 10% 10% 10% 9% 1% 6% 6% 6% (0%) (1%) (7%) CRZO XEC SRCI JAG MTDR CPE CDEV PE PDCE OAS XOG SM WPX QEP JAG SRCI PDCE XOG PE CDEV CRZO SM WPX MTDR OAS CPE XEC QEP Source: FactSet as of 05/10/19, company filings 1 ROACE defined as adjusted EBIT divided by the sum of book debt and book equity; 2 CROCI defined as EBITDAX minus cash taxes divided by average gross PP&E 47 March 2019 4-year average ROACE1 4-year average CROCI2

Kimmeridge’s Own Analysis Shows that PDC’s Returns Have Exceeded Peers 1 • PDC employs a disciplined approach that considers both prudent capital allocation and free cash flow, as well as growth • Since 2008, PDC has made great strides to realign its portfolio to become an oil-focused operator in two top-tier resource plays while taking actions to ensure we have the right Board and management team in place to capitalize on value-enhancing opportunities In fact, Kimmeridge’s own analysis, using its own preferred metrics and peer group, indicates that PDC has generally outperformed a broadly defined E&P peer group in ROACE since PDC’s Board appointed Bart Brookman as the Company’s President and Chief Executive Officer on January 1, 2015 • Bart Brookman was appointed y 1, 2015 Source: Chart based on Kimmeridge presentation dated May 6, 2019 May 2019 48 PDC’s performance since 1/1/2015 CEO on Januar PDCEAverage of E&P Peer Group 10% 5% 0% -5% -10% 2015201620172018Q1'19

PDC’s G&A Costs are Consistent with Peer Metrics 2 Diversified peers Permian peers DJ peers $4.86 $4.62 $4.22 $3.99 $3.70 $3.30 $3.29 $3.09 $2.62 $2.27 $2.26 $2.17 Capitalized G&A / full-cost accounting policy • Kimmeridge proposal to cut $80mm of SG&A fails to contemplate sustainability as a going concern public company and would: - Impair PDC’s employees ability to work safely, compromise PDC’s ability to execute its operating plan, jeopardize PDC’s longstanding regulatory, community and environmental efforts, and ignore investment required for long-term value creation • • • PDC’s 2019 estimated G&A per Boe is in-line with expected peer group levels Colorado-based assets require additional investments related to highly-regulated operating environment and challenging political climate Stock-based compensation and successful effort/full-cost accounting must also be considered when comparing G&A cost structures across companies Source: FactSet as of 05/10/19, company filings; Note: All estimates based on Wall Street broker consensus as sourced from FactSet 1 Gross G&A includes capitalized G&A for CPE, MTDR, CRZO, XEC and SRCI; 2019E gross G&A estimated based on G&A expense as % of gross G&A for 2018A; 2 QEP broker consensus G&A adjusted for announced $54mm in expected one-time restructuring costs; 3 Based on range of Company guidance for 2019E; 4 Assumes Kimmeridge’s stated reduction of $80mm in G&A and applies that reduction to the midpoint of PDC’s 2019 guidance 49 May 2019 Commentary $3.00 - $3.40 $3.18 $1.53 MTDRCPEOASQEP 2XOGPEJAG PDCE 2019E guidance 3 WPXCDEVSMCRZOSRCIXEC Kimmeridge 2020E demand 4 2019e Gross Cash and Non-Cash G&A1 ($ / Boe)

PDC has already shown significant improvement in G&A in 1Q19 2 G&A per Boe $6.00 Responsible Operations Scalability Legal $4.78 $3.00 $0.00 1Q18 2Q18 3Q18 G&A per Boe 4Q18 1Q19 $5.85 $6.00 $3.00 $0.00 2015 2016 2017 2018 2019e 50 May 2019 $5.07 $4.25 $3.78 $3.00 - $3.40 $4.01$3.97 $4.19 $3.53 •1Q19 G&A includes ~$0.80 per Boe of investments in ensuring PDC’s long-term success -~$0.25 – Legal-related expense (e.g. DE midstream divestitures & shareholder activism) -~$0.25 – Scale & efficiency (e.g. Enterprise Resource Planning, process improvements) -~$0.30 – Responsible operations (e.g. EHS, Community/Government Relations) •2020 G&A targeted at $3 per Boe or less -Colorado-based investments and responsible actions to secure top-talent will continue

PDC is Returning Capital to Shareholders 3 Board approved share repurchase program – Up to $200mm program, dependent upon market conditions Near-term value-creation – Execution of program with target completion date of December 31, 20201 Longer-term value creation – Continued free cash flow generation supports additional efforts to return capital either through additional buybacks or potential dividends 1 Repurchases under the program can be made in open markets, at the Company’s discretion and in compliance with Safe Harbor provisions or in privately negotiated transactions. Program not expected to be active until 3Q19. 51 May 2019 Premier Midstream Provider Proceeds Incentives •$100mm at closing •$82mm one year post-closing •Up to $60mm through volume-based incentives •$125mm at closing •Up to $75mm through TIL-based incentive program The Company is in the final stages of negotiations regarding the sale of its crude oil gathering assets Return of capital program enabled by strong free cash flow expectations Announced share repurchase program

PDC has Efficiently Executed on its Development Program, Exceeding Expectations 4 • Kimmeridge “cherry picks” 2018 as a year in which some actual results did not meet expectations without consideration of the drivers of the deviation, much of which was due to capital efficiency benefits throughout the Company’s operations $75mm related to faster drill times, higher than expected working interest and Delaware Basin well outperformance - • • In both 2016 and 2017 PDC performed either at or above its mid-year guidance in key metrics including FCF and LOE / Boe PDC’s anticipated performance for 2017 – 2019e paints a different picture, with total corporate performance outpacing all expectations communicated to investors following the Delaware Basin acquisition in August 2016 (“roll-out”) Roll-out Actual / Projected 1.3x $2,295 $2,785 1.3x 120 $585 $325 Production (Mboe/d) Cash flow Capital Outspend Leverage Note: Actual / Projected includes actuals for 2017 and 2018, and midpoint of 2019e management guidance; 2019 estimated cash flow at $55/bbl and $3/mcf May 2019 52 $2,200 114 $2,620 3-year corporate-wide look-back PDC consistently delivers on guidance

PDC has Opportunistically Enhanced its Asset Scale in Core Areas 5 • • Since 2016, PDC has made multiple asset trades across the Wattenberg to acquire contiguous acreage and focus on longer lateral lengths to increase efficiencies Since entry into the Permian, PDC’s Board and management have taken a disciplined approach to evaluating numerous acquisition opportunities, which is focused on enhancing asset quality as well as increasing scale Investor reaction to recent corporate acquisition announcements supports PDC’s disciplined approach to M&A opportunities • 2016 acreage position 2019 acreage position 40% increase ~5,800 foot average lateral length ~8,200 foot average lateral length Note: Average lateral length (TIL) includes the Wattenberg and Delaware basin 53 May 2019 PDC understands the value of scale in the current strategic environment and regularly evaluates transactions which create long-term value for shareholders Core Wattenberg acreage position has changed substantially over the last few years and average lateral lengths have increased materially PDC regularly evaluates strategic transactions that will increase operational efficiencies and create long-term value for shareholders

PDC’s Slate of Directors Have Substantially More Experience Relative to Kimmeridge’s Director Nominees 6 • • PDC’s nominees possess an incredible breadth of both industry and operational experience A vote for Kimmeridge’s slate removes CEO Bart Brookman as a Director, thus removing any management representation on the Board PDC nominees have the experience and skillset necessary to navigate the specific challenges that E&P companies operating in Colorado face while continuing to act in the best interest of shareholders • • A move that is highly unusual not only in the E&P space, but across industries for U.S. publicly listed companies Bart possesses a strong track record of delivering on commitments and has the full confidence of the Board PDC nominees Kimmeridge nominees Bart Brookman Mark E. Ellis Larry F. Mazza Ben Dell Alice Gould James Adelson ? ? Independent: • Over 93 years of expertise Public CEO / CFO experience: relevant to serving on a public Board Over 77 years of experience in Long-term public board experience: • the E&P space Significant understanding of the Colorado regulatory regime Extensive experience on other public company Boards Extensive public company E&P experience: • Significant large-scale operating experience: • Financial reporting expertise: 54 May 2019 Kimmeridge nominees have no significant public board or large-scale operating experience Kimmeridge’s Director slate would lead to substantial loss of diversity of thought and key E&P leadership experience

Management Compensation is Aligned with Shareholder Interests and Compares Favorably to the Industry 7 Use of a strict non-discretionary metric-based quantitative payout for 50% of the annual cash incentive for 2019 2018 2019e Total comp as Total comp as # Company a % of EBITDA # Company a % of EBITDA Instituting two new corporate metrics — cash flow per debt-adjusted share and free cash flow margin which ensure that management’s compensation is even more closely tied to financial discipline and capital efficiency 1 2 3 4 5 6 7 8 9 10 JAG MTDR LPI CPE SRCI WPX CRZO CDEV XOG QEP 5% 4% 3% 3% 3% 2% 2% 2% 2% 2% 1 2 3 4 5 6 7 8 9 10 11 12 JAG LPI MTDR CPE QEP SRCI CDEV CRZO XOG WPX OAS SM 4% 4% 3% 3% 3% 2% 2% 2% 2% 2% 2% 2% Kimmeridge’s analysis shows PDC at the low end of executive compensation as compared to other companies with core Midland or Delaware acreage2 Adopting a private equity model, which incentivizes short-term exit events as opposed to long-term shareholder value creation, would have the long-term impact of harming PDC’s ability to retain and attract top talent in a competitive market for executive talent Tying compensation overwhelmingly to total shareholder return, would inappropriately reward or penalize management for commodity price changes and could create incentives for management to make decisions that could have negative long term value consequences including underinvestment in systems, safety and the environment, cutting corners on D&C, inefficient long-term asset development, and/or not pursuing acquisitions 12 13 14 15 SM OAS XEC PE 2% 2% 2% 1% 14 15 XEC PE 2% 1% Kimmeridge’s short-sighted approach is consistent with many of their other suggestions, and mirror tactics that are sometimes employed by private companies looking to increase short-term returns or have a fast exit, but which are not appropriate for long-term value maximization in a public company Source: Company filings, FactSet as of 05/10/19, Wall Street broker consensus; Note: Total named executive compensation as per publicly filed proxy statements; 2018A EBITDA as per company filings 1 2019 proxy peers as per PDC’s 2018 definitive proxy filed 04/17/19, adjusted to remove NFX; 2 Kimmeridge presentation dated June 12, 2018, available at http://kimmeridge.com/wp-content/uploads/2018/11/Zero-Premium-Mergers.pdf and accessed on April 30, 2019 55 May 2019 132% 112% Kimmeridge continues to demonstrate lack of relevant experience PDC continues to exhibit its commitment to alignment with shareholders 2019 proxy peers – 2018 named executive compensation as % of EBITDA1

Kimmeridge’s Interests are Not Aligned with Other Stockholders • Kimmeridge does not have a track record of enhancing long term shareholder value Activist Ends Campaign Against Oil Company, Walks Off With $90mm “Kimmeridge had urged Carrizo to sell its South Texas drilling fields and focus instead on those in West Texas, or combine with a rival. But the investment firm sold out of all but a sliver of its 8.1% stake in Carrizo this week after the company’s chief executive went on a television program popular with investors to tout Carrizo’s strategy of drilling in both West and South Texas” $35 $30 $25 $20 $15 – 6/22/18 $11.14 $10 $5 $0 Apr-18 Jun-18 Jul-18 Sep-18 Nov-18 Jan-19 Source: FactSet as of 05/10/19 56 May 2019 Launching a public activist campaign to promote value-destructive ideas and exiting the same stock less than three months later does NOT sound like a long term investor $27.91 Price decline of 61% $17.15 4/5/18: Kimmeridge files 13D in CRZO proposing a sale of Eagle Ford assets with proceeds used to pay down debt and buy-back shares 6/22/18: Kimmeridge sells a majority of CRZO position Carrizo timeline

PDC Energy – Corporate Social Responsibility SAFE OPERATIONS EMPLOYEES MATTER COMMUNITY OUTREACH 57 May 2019

PDC’s Highly Qualified Board of Directors Bart Brookman (President & CEO) Director since 2015 Mr. Brookman, the Company’s President and Chief Executive Officer (“CEO”), was appointed to the Board in January 2015, simultaneous with his appointment as the Company’s CEO. Mr. Brookman originally joined the Company in July 2005 as Senior Vice President-Exploration and Production; he was appointed to the position of Executive Vice President and Chief Operating Officer in June 2013 and then served as President and Chief Operating Officer from June 2014 through December 2014. Prior to joining PDC, Mr. Brookman worked for Patina Oil and Gas and its predecessor Snyder Oil from 1988 until 2005 in a series of operational and technical positions of increasing responsibility, ending his service at Patina as Vice President of Operations. Mr. Brookman holds a B.S. in Petroleum Engineering from the Colorado School of Mines and a M.S. in Finance from the University of Colorado. Mark E. Ellis Director since 2017 Mr. Ellis was elected to the Board in September 2017. He retired from Linn Energy, Inc. (“Linn”), successor to Linn Energy LLC, a public independent oil and gas company, in August 2018, where he served as director, President, and Chief Executive Officer since January 2010. Mr. Ellis has more than 35 years of experience in the oil and natural gas industry. He joined Linn in December 2006 as Executive Vice President and Chief Operating Officer, was promoted to President and Chief Operating Officer in December 2007, director, President and Chief Executive Officer in January 2010 and Chairman, President and Chief Executive Officer in December 2011. Before joining Linn, Mr. Ellis served as President of the Lower 48 for ConocoPhillips. Prior to joining ConocoPhillips, he served as Senior Vice President of North American Production for Burlington Resources. He first joined Burlington Resources in 1985 and served in roles of increasing responsibility, including President of Burlington Resources Canada Ltd., Vice President and Chief Engineer, Vice President of the San Juan Division and Manager of Acquisitions. He began his career at The Superior Oil Company, where he served in several engineering positions in the onshore and offshore divisions. Mr. Ellis holds a bachelor’s degree in petroleum engineering from Texas A&M University. He serves on the boards of the American Exploration & Production Council and the Independent Petroleum Association of America and is a member of the Society of Petroleum Engineers. Mr. Ellis is the winner of the 2013 Ernst & Young Gulf Coast Area Exploration & Production Entrepreneur of the Year award and also received Oil & Gas Investor magazine’s Excellence Award as Executive of the Year in 2012. Mr. Ellis is a past board member of the National Petroleum Council, New Mexico Oil & Gas Association and previously served on the Board of Governors of the Canadian Association of Petroleum Producers. Larry F. Mazza Director since 2007 Mr. Mazza, a CPA and a National Association of Corporate Directors Board Leadership Fellow, was first elected to the Board in 2007. Mr. Mazza is President, Chief Executive Officer and Director of MVB Financial Corp (“MVB”), a multi-state financial services company. He has more than 32 years of experience in both large banks and community banks and is one of seven members of the West Virginia Board of Banking and Financial Institutions, which oversees the operation of financial institutions throughout West Virginia and advises the state Commissioner of Banking. Mr. Mazza is also an entrepreneur and is co-owner of nationally-recognized sports media business Football Talk, LLC, a pro football website and content provider for NBC SportsTalk. He also serves on the board of directors of a private financial technology startup, Billgo, headquartered in Fort Collins, Colorado. Prior to joining MVB in 2005, Mr. Mazza was Senior Vice President & Retail Banking Manager for BB&T Bank’s West Virginia North region. Mr. Mazza was employed by BB&T and its predecessors from 1986 to 2005. Prior thereto, Mr. Mazza was President of Empire National Bank, and later served as Regional President of One Valley Bank. Mr. Mazza also previously worked for KPMG (or its predecessors) as a CPA with a focus on auditing. Source: PDC 2019 definitive proxy statement. 58 May 2019

PDC’s Highly Qualified Board of Directors Jeffrey C. Swoveland (Non-Executive Chairman) Director since 1991 Mr. Swoveland, a National Association of Corporate Directors Board Leadershop Fellow, was first elected to the Board in 1991 and was elected Non-Executive Chairman of the Board in June 2011. From 2006 until January 2014, Mr. Swoveland was first Chief Operating Officer and later President and Chief Executive Officer of ReGear Life Sciences, Inc. (previously named Coventina Healthcare Enterprises), which develops and markets medical device products. From 2000 until 2007, Mr. Swoveland served as Chief Financial Officer of Body Media, Inc., a life-science company. Prior thereto, from 1994 to September 2000, Mr. Swoveland held various positions including Vice President of Finance, Treasurer and interim Chief Financial Officer with Equitable Resources, Inc., a diversified natural gas company. Mr. Swoveland also has worked as a geologist and exploratory geophysicist for both major and independent oil and gas companies. Mr. Swoveland served as a member of the Board of Directors of Linn Energy, LLC (NASDAQ: LINE), a public independent oil and natural gas company, from 2006 to 2017. Anthony J. Crisafio Director since 2006 Mr. Crisafio, a CPA and a National Association of Corporate Directors Board Leadership Fellow, was first elected to the Board in 2006. Mr. Crisafio has served as an independent business consultant for more than 20 years, providing financial and operational advice to businesses in a variety of industries. He has served as the part-time contract Chief Financial Officer for a number of companies in the past five years including Empire Energy, LLC, MDS Associated Companies, and TruFoodMfg. Mr. Crisafio served as Chief Operating Officer, Treasurer and member of the Board of Directors of Cinema World, Inc. from 1989 until 1993. From 1975 until 1989, he was employed by Ernst & Young LLP, last serving as a partner from 1986 to 1989. He was responsible for several Securities and Exchange Commission registered client engagements and gained significant experience with oil and gas industry clients and mergers and acquisitions. Mr. Crisafio also serves as an independent Board member of Intertech Ci, a privately held company. Christina M. Ibrahim Director since 2018 Ms. Ibrahim joined the Board in January 2018. She currently serves as the Executive Vice President, General Counsel and Chief Compliance Officer of Weatherford International plc (“Weatherford”), a position she has held since May 2015. Ms. Ibrahim has more than 20 years of experience in the oil and gas services industry. Prior to joining Weatherford in 2015, Ms. Ibrahim held a number of senior leadership positions in the legal department of Halliburton Company, including as Vice President, Chief Commercial Counsel and Corporate Secretary with responsibility for the global procurement, employment and real estate practice groups and oversight of mergers and acquisitions, securities, regulatory and governance practice groups. Ms. Ibrahim also served as General Counsel and Chief Compliance Officer for WellDynamics, a Halliburton and Shell joint venture company. Source: PDC 2019 definitive proxy statement. 59 May 2019

PDC’s Highly Qualified Board of Directors Randy S. Nickerson Director since 2017 Mr. Nickerson joined the Board in March 2017. Mr. Nickerson most recently served as the Executive Vice President, Corporate Strategy of Marathon Petroleum Corporation (“MPC”) and Executive Vice President and Chief Commercial Officer, MarkWest assets, of the general partner of MPLX LP (“MPLX”). Mr. Nickerson announced his retirement from these positions, effective April 1, 2017, and now serves MPC and MPLX in a consulting and advisory capacity. Mr. Nickerson joined MPC in 2015, at the time of MPC and MarkWest combination. From 1995 to 2015, Mr. Nickerson worked for MarkWest Energy Partners and its predecessors and affiliated entities (“MarkWest”) in a series of operational and technical positions of increasing responsibility, culminating with the role of Senior Vice President, Corporate Development and Chief Commercial Officer. Prior to his time with MarkWest, Mr. Nickerson served as Senior Project Manager and Regional Engineering Manager for Western Gas Resources, Inc., from 1990 to 1995, and for Chevron USA and Meridian Oil Inc. in various process and project engineering positions from 1984 to 1990. Mr. Nickerson earned a bachelor’s degree in chemical engineering from the Colorado State University. David C. Parke Director since 2003 Mr. Parke, who joined the Board in 2003, has served as a Managing Director of EVOLUTION Life Science Partners since October 2014. From June 2011 until October 2014, he was a Managing Director in the investment banking group of Burrill Securities LLC, an investment banking firm. From 2006 until June 2011, he was Managing Director in the investment banking group of Boenning & Scattergood, Inc., a regional investment bank. Prior to joining Boenning & Scattergood, from October 2003 to November 2006, he was a Director with the investment banking firm Mufson Howe Hunter & Company LLC. From 1992 through 2003, Mr. Parke was Director of Corporate Finance of Investec, Inc. and its predecessor, Pennsylvania Merchant Group Ltd., both investment banking companies. Prior to joining Pennsylvania Merchant Group, Mr. Parke served in the corporate finance departments of Wheat First Butcher & Singer, now part of Wells Fargo, and Legg Mason, Inc., now part of Stifel Nicolaus. Source: PDC 2019 definitive proxy statement. 60 May 2019